EXHIBIT 99.1

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)	Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Guangdong Tianma International Travel Service Co., Ltd

We have audited the accompanying balance sheets of Guangdong Tianma International Travel Service Co., Ltd. as of December 31, 2005 and 2004 and the related statements of operations and comprehensive loss, statements of stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangdong Tianma International Travel Service Co., Ltd. as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: July 10, 2006

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com	Kreston International with offices in Europe America, The Middle East, The Far East and Australia

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

ASSETS

	2005	2004

CURRENT ASSETS
Cash and cash equivalents	$65,448	$107,348
Accounts receivable, net of allowance	281,757	258,492
Due from stockholders	88,391	122,436
Other receivables and prepaid expenses	24,443	44,828
Total Current Assets	460,039	533,104

FIXED ASSETS, NET	1,130	2,048

OTHER ASSETS
Deposit paid	199,633	25,488
TOTAL ASSETS	$660,802	$560,640

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$272,615	$238,406
Other payables and accrued liabilities	118,838	165,584
Other loans payable	148,699	-
Total Current Liabilities	540,152	403,990

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY
Registered capital	314,010	314,010
Additional paid-in capital	(6,343)	(7,346)
Retained (deficits) earnings
Unappropriated	(205,533)	(165,027)
Appropriated	15,013	15,013
Accumulated other comprehensive income	3,503	-
Total Stockholders' Equity	120,650	156,650

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$660,802	$560,640

The accompanying notes are an integral part of these financial statements

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

NET SALES	$4,898,517	$6,393,485

COST OF SALES	4,845,689	6,341,937

GROSS PROFIT	52,828	51,548

OPERATING EXPENSES
General and administrative expenses	79,600	82,453
Legal and professional fees	10,746	12,017
Depreciation - fixed assets	918	1,700
Total Operating Expenses	91,264	96,170

INCOME FROM OPERATIONS	(38,436)	(44,622)

OTHER INCOME (EXPENSES)
Other expenses	(1,387)	(2,124)
Interest expenses	(6,235)	-
Interest income	5,552	7,658
Total Other (Expenses) Income, net	(2,070)	5,534

LOSS FROM OPERATIONS BEFORE TAXES	(40,506)	(39,088)

INCOME TAX EXPENSE	-	-

NET LOSS	$(40,506)	$(39,088)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	3,503	-

COMPREHENSIVE LOSS	$(37,003)	$(39,088)

The accompanying notes are an integral part of these financial statements

GUANGDONG TIANMA INTERNATIONAL TRAVEL SERVICE CO., LTD.
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

		Additional	Unappropriated	Appropriated	Accumulated other
	Registered	paid-in	retained	retained	comprehensive
	capital	capital	deficits	earnings	income	Total
Balance at December 31, 2003	$314,010	$-	$(125,939)	$15,013	$-	$203,084
Net loss for the year	-	-	(39,088)	-	-	(39,088)
Imputed interest income on advances
to stockholders	-	(7,346)	-	-	-	(7,346)
Balance at December 31, 2004	314,010	(7,346)	(165,027)	15,013	-	156,650
Net loss for the year	-	-	(40,506)	-	-	(40,506)
Other comprehensive income	-	-	-	-	3,503	3,503
Imputed interest income on advances
to stockholders	-	(5,232)	-	-	-	(5,232)
Imputed interest expenses on advances
from third parties	-	6,235	-	-	-	6,235
Balance at December 31, 2005	$314,010	$(6,343)	$(205,533)	$15,013	$3,503	$120,650

The accompanying notes are an integral part of these financial statements

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(40,506)	$(39,088)
Adjusted to reconcile net loss to cash used in
operating activities:
Depreciation of fixed assets	918	1,700
Imputed interest income	(5,232)	(7,346)
Imputed interest expenses	6,235	-
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(23,265)	176,639
Due from stockholders	34,045	-
Other receivables and prepaid expenses	20,385	(27,744)
Increase (decrease) in:
Accounts payable	34,209	(187,923)
Other payables and accrued liabilities	(46,746)	46,062
Deposit paid	(174,145)	-
Income tax payable	-	(1,890)
Net cash used in operating activities	(194,102)	(39,590)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds on disposal of fixed assets	-	9,339
Net cash provided by investing activities	-	9,339

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in other loans payable	148,699	-
Net cash provided by financing activities	148,699	-

EFFECT OF EXCHANGE RATE ON CASH	3,503	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	(41,900)	(30,251)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	107,348	137,599

CASH AND CASH EQUIVALENTS AT END OF YEAR	$65,448	$107,348

The accompanying notes are an integral part of these financial statements

GUANGDONG TIANMA INTERNATIONAL

TRAVEL SERVICE CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Guangdong Tianma International Travel Agency (“Tianma Travel Agency”) was incorporated in the People’s Republic of China on November 23, 1985 as a wholly-owned state enterprise. Due to the economic reform in China, Tianma Travel Agency was transformed to a limited liability company – Guangdong Tianma International Travel Service Co., Ltd. (“the Company”) on April 12, 2000 by an issue of registered capital to certain of its employee and a private company.

The Company is engaged in the business of providing tours and arranging for hotel accommodation and meals for local tourists in mainland China.

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than three months.

(D)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements’ assessment of the credit history with the customer and current relationships with them.

As of December 31, 2005 and 2004, the Company considers all its accounts receivable to be collectible and no provision for doubtful accounts has been made in the financial statements.

(E)	Fixed assets

Fixed assets are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Motor vehicles	10 Years
Furniture, fixtures and equipment	5 Years

(F)	Long-lived assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards (“SFAS”) Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142

GUANGDONG TIANMA INTERNATIONAL

TRAVEL SERVICE CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

and 144”). In accordance with SFAS No. 142 and 144, long-lived assets held and used by the Company are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value. The long-lived assets of the Company, which are subject to evaluation, consist primarily of oil and gas properties. For the years ended December 31, 2005 and 2004, the Company has not recognized any allowances for impairment.

(G)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

(H)	Revenue recognition

The Company provides travel agency services to its customers. The Company recognizes services-based revenue when the services have been performed.

(I)	Income taxes

The Company accounts for income taxes under the SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

(J)	Foreign currency translation

GUANGDONG TIANMA INTERNATIONAL

TRAVEL SERVICE CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The Company maintains their accounting records in their functional currencies of RMB.

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

The financial statements of the company (whose functional currency is RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the years ended December 31, 2005 and 2004 was $3,503 and $0 respectively.

(K)	Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to US$ is reported as other comprehensive income (loss) in the statements of operations and stockholders’ equity. Comprehensive income for the years ended December 31, 2005 and 2004 was $3,503 and $0 respectively.

(L)	Segments

The Company operates in only one segment. Thereafter segment disclosure is not presented.

(M)	Recent accounting pronouncements

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have an impact on our results of operations or financial condition.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections. This Statement replaces APB Opinion No, 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This

GUANGDONG TIANMA INTERNATIONAL

TRAVEL SERVICE CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 also requires that a change in depreciation, amortization or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. This Statement is effective in fiscal years beginning after December 15, 2005. The Company has not yet determined the effect of implementing this standard.

In December 2004, the FASB issued SFAS no. 153, Exchanges of Non-monetary Assets an amendment of APB Opinion No. 29. This Statement addresses the measurement of exchanges of non-monetary assets. It eliminates the exception from fair value measurement for non-monetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Non-monetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The guidelines of this statement are not applicable to the Company.

2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2005 and 2004 consisted of the following:

	2005	2004
Accounts receivable	$281,757	$258,492
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$281,757	$258,492

As of December 31, 2005 and 2004, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

3.	DEPOSIT PAID

Deposit paid represents amount paid to local government authority for the travel agency license.

4.	FIXED ASSETS, NET

The following is a summary of fixed assets at December 31:

	2005	2004

Furniture, fixtures and equipment	$8,814	$8,814
Less: accumulated depreciation	7,684	6,766
Fixed assets, net	$1,130	$2,048

Depreciation expense for the years ended December 31, 2005 and 2004 was $918 and $1,700 respectively.

GUANGDONG TIANMA INTERNATIONAL

TRAVEL SERVICE CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

5.	OTHER LOANS PAYABLE

This represents short-term loans advanced by third parties to the Company in April 2005, free of interest payment, repayable on demand and secured by a stockholder and a general pledge of assets to the value of $62,000. Imputed interest is charged at 6% per annum.

Imputed interest expense $6,235 for the year ended December 31, 2005.

6.	COMMITMENTS AND CONTINGENCIES

(A)	Employee benefits

The full time employees of the Company in China are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was $2,121 and $2,667 for the years ended December 31, 2005 and 2004, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

(B)	Operating leases commitments

The Company leases office spaces from third parties under five operating leases which expire from June 24, 2006 to July 14, 2008 at annual rental of $5,056, $743, $1,802, $4,758 and $5,204 respectively. Accordingly, for the years ended December 31, 2005 and 2004, the Company recognized rental expense in the amount of $21,916 and $12,266, respectively.

As of December 31, 2005, the Company has outstanding commitments with respect to the above non-cancelable operating leases, which are due as follows:

2006	$16,663
2007	5,502
2008	434
$22,599

7.	STOCKHOLDERS’ EQUITY

(A) Stock issuances

The Company was transformed from a wholly state-owned enterprise on April 12, 2000 and registered capital of the Company is $314,010 issued to certain of its employee and a private company. Based on a Capital Verification Report on May 9, 2000, the registered capital was fully paid on subscription.

(B) Appropriated retained earnings

A PRC company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital.

GUANGDONG TIANMA INTERNATIONAL

TRAVEL SERVICE CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

(B)  Appropriated retained earnings (continued)

Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During 2005 and 2004, the Company appropriated nil to the reserves funds as it incurred loss under PRC GAAP.

8.	RELATED PARTY TRANSACTIONS

In 2005 and 2004, the Company loaned $88,391 and $122,436, respectively to stockholders as unsecured loans and repayable on demand. Imputed interest is charged at 6% per annum on the amounts due.

Total imputed interest income amounted to $5,232 and $7,346 for the years ended December 31, 2005 and 2004 respectively.

9.	INCOME TAX

The Company was incorporated in the People’s Republic of China and has incurred net operating loss as for income tax purposes for 2005 and 2004.

10.	CONCENTRATIONS AND RISKS

During 2005 and 2004, 100% of the Company’s assets were located in China and 100% of the Company’s revenues were derived from customers in China.

11.	SUBSEQUENT EVENTS

(A) Repayment of Stockholders loans

The amount of $88,391 owed by stockholders as at December 31, 2005 was fully repaid in April 2006.

(B) Change of control of Company

On June 16, 2006, the major shareholder sold 55% interest in the Company to Teda Travel Group Inc. (TEDA), a company listed in the United States for total consideration of HK$6,500,000 (approximately $833,333) payable in cash and 362,500 shares of TEDA’s restricted common stock.

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.

CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2006

(UNAUDITED)

0

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.

CONTENTS

Pages
Condensed Balance Sheets as of March 31, 2006 (unaudited)	2
Condensed Statements of Operations and Comprehensive Loss for the three months ended March 31, 2006 and 2005 (unaudited)	3
Condensed Statements of Cash Flows for the three months ended March 31, 2006 and 2005 (unaudited)	4
Notes to the condensed Financial Statements as of March 31, 2006 (unaudited)	5-7

1

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
CONDENSED BALANCE SHEETS
AS OF MARCH 31, 2006
(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$32,655
Accounts receivable, net of allowance	136,036
Other receivables and prepaid expenses	112,082
Total Current Assets	280,773

FIXED ASSETS, NET	2,241

OTHER ASSETS
Deposit paid	200,970
TOTAL ASSETS	$483,984

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$131,195
Other payables and accrued liabilities	89,780
Other loans payable	147,929
Total Current Liabilities	368,904

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Registered capital	314,010
Additional paid-in capital	(5,443)
Retained (deficits) earnings
Unappropriated	(211,355)
Appropriated	15,013
Accumulated other comprehensive income	2,855
Total Stockholders' Equity	115,080
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$483,984

The accompanying notes are an integral part of these condensed financial statements

2

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
CONDENSED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(UNAUDITED)

	2006	2005

NET SALES	$791,139	$834,117
COST OF SALES	781,291	835,370
GROSS PROFIT (LOSS)	9,848	(1,253)
OPERATING EXPENSES
General and administrative expenses	14,548	21,177
Legal and professional fees	-	3,396
Depreciation - fixed assets	222	253
Total Operating Expenses	14,770	24,826
LOSS FROM OPERATIONS	(4,922)	(26,079)
OTHER INCOME (EXPENSES)
Interest expenses	(2,219)	-
Interest income	1,319	1,396
Total Other (Expenses) Income, net	(900)	1,396
LOSS FROM OPERATIONS BEFORE TAXES	(5,822)	(24,683)
INCOME TAX EXPENSE	-	-
NET LOSS	$(5,822)	$(24,683)
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	2,855	3,207
COMPREHENSIVE LOSS	$(2,967)	$(21,476)

The accompanying notes are an integral part of these condensed financial statements

3

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
CONDENSED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(UNAUDITED)

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,822)	$(24,683)
Adjusted to reconcile net loss to cash used in
operating activities:
Depreciation of fixed assets	222	253
Imputed interest income	(1,319)	(1,319)
Imputed interest expenses	2,219	-
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	145,721	154,367
Due from stockholders	88,391	34,502
Other receivables and prepaid expenses	(87,639)	20,278
Increase (decrease) in:
Accounts payable	(141,420)	(161,337)
Other payables and accrued liabilities	(29,025)	(36,321)
Deposit paid	(1,337)	(4,259)
Income tax payable	(33)	(27)
Net cash used in operating activities	(30,042)	(18,546)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(1,333)	-
Net cash used in investing activities	(1,333)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in other loans payable	(770)	-
Net cash used in financing activities	(770)	-

EFFECT OF EXCHANGE RATE ON CASH	(648)	3,207

NET DECREASE IN CASH AND CASH EQUIVALENTS	(32,793)	(15,339)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	65,448	107,348

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$32,655	$92,009

The accompanying notes are an integral part of these condensed financial statements

4

GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2006 (UNAUDITED)

1.	ORGANIZATION AND BASIS OF PRESENTATION

Guangdong Tianma International Travel Agency (“Tianma Travel Agency”) was incorporated in the People’s Republic of China on November 23, 1985 as a wholly-owned state enterprise. Due to the economic reform in China, Tianma Travel Agency was transformed to a limited liability company – Guangdong Tianma International Travel Service Co., Ltd. (“the Company”) on April 12, 2000 by an issue of registered capital to certain of its employee and a private company.

The Company is engaged in the business of providing tours and arranging for hotel accommodation and meals for local tourists in mainland China.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company's financial position at March 31, 2006, the results of operations for the three-month period ended March 31, 2006 and 2005, and cash flows for the three months ended March 31, 2006 and 2005. The results for the period ended March 31, 2006 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2006.

2.	COMPREHENSIVE INCOME (LOSS)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to US$ is reported as other comprehensive income (loss) in the statements of operations and stockholders’ equity. Comprehensive income for the period ended March 31, 2006 was $2,855 and $3,207 respectively.

3.	SEGMENTS

The Company operates in only one segment. Thereafter segment disclosure is not presented.

4.	RECENT ACCOUTING PRONOUNCEMENTS

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes— an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its financial statements.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. The Company is currently evaluating the impact of adopting FASB Statement 157 on its financial statements.

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GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2006 (UNAUDITED)

4.	RECENT ACCOUTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued Statement 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amend FASB Statements No. 87, 88, 106 and 132(R). Fair Value Measurements. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its financial statements and to recognize changes in that funded status in the year in which the changes occur. The effective date for the Company would be for any full fiscal years ending after December 15, 2006. The Company is currently evaluating the impact of adopting FASB Statement 158 on its financial statements.

5.	OTHER LOANS PAYABLE

This represents short-term loans advanced by third parties to the Company in April 2005, free of interest payment, repayable on demand and secured by a stockholder and a general pledge of assets to the value of $62,000. Imputed interest is charged at 6% per annum.

Imputed interest expense $2,219 for the period ended March 31, 2006.

6.	COMMITMENTS AND CONTINGENCIES

(A) Employee benefits

The full time employees of the Company in China are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was $497 and $619 for the period ended March 31, 2006 and 2005. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

(B) Operating leases commitments

The Company leases office spaces from third parties under five operating leases which expire from June 24, 2006 to July 14, 2008 at annual rental of $5,056, $743, $1,802, $4,758 and $5,204 respectively. Accordingly, for the period ended March 31, 2006 and 2005, the Company recognized rental expense in the amount of $5,032 and $3,595 respectively.

As of March 31, 2006, the Company has outstanding commitments with respect to the above non-cancelable operating leases, which are due as follows:

2006	$12,272
2007	5,502
2008	434
$18,208

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GUANGDONG TIANMA INTERNATIONAL
TRAVEL SERVICE CO., LTD.
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2006 (UNAUDITED)

7.	STOCKHOLDERS’ EQUITY

	(A)	Stock issuances

The Company was transformed from a wholly state-owned enterprise on April 12, 2000 and registered capital of the Company is $314,010 issued to certain of its employee and a private company. Based on a Capital Verification Report on May 9, 2000, the registered capital was fully paid on subscription.

	(B)	Appropriated retained earnings

A PRC company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During the period ended March 31, 2006 and 2005, the Company appropriated nil to the reserves funds as it incurred loss under PRC GAAP.

8.	RELATED PARTY TRANSACTIONS

As of March 31, 2006, the Company loaned $88,391 to stockholders as unsecured loans and repayable on demand. Imputed interest is charged at 6% per annum on the amounts due.

Total imputed interest income amounted to $1,319 for both the period ended March 31, 2006 and 2005.

9.	INCOME TAX

The Company was incorporated in the People’s Republic of China and has incurred net operating loss as for income tax purposes for the period ended March 31, 2006 and 2005.

10.	CONCENTRATIONS AND RISKS

During the period ended March 31, 2006, 100% of the Company’s assets were located in China and 100% of the Company’s revenues were derived from customers in China.

11.	SUBSEQUENT EVENTS

	(A)	Repayment of Stockholders loans

The amount of $88,391 owed by stockholders as at March 31, 2006 was fully repaid in April 2006.

	(B)	Change of control of Company

On June 16, 2006, the major shareholder sold 55% interest in the Company to Teda Travel Group Inc. (TEDA), a company listed in the United States for total consideration of HK$6,500,000 (approximately $833,333) payable in cash and 362,500 shares of TEDA’s restricted common stock.

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